Company Overview OTCQB: APPA.PK September 2011 Exhibit 99.1

Legal Disclaimer
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 2
This presentation contains "forward-looking statements" as defined by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission.  Actual results may differ materially from the results expected in our forward looking statements.  We caution investors that forward-looking statements reflect our analysis only on their stated date.  We do not intend to update them except as required by law.

Company:
A.P. Pharma, Inc.
Ticker:
OTCQB: APPA.PK
Stock Price:
$0.25 (9/16/11)
Market Capitalization:
$98.1 million
1
Cash:
$23.6 million
2
Debt:
$1.5 million
3
Stock Summary
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 3
1
Based on 392.5 million as-converted common shares assuming the full conversion of convertible debt outstanding or subject to purchase rights, and 80 million warrants; not including options and 4M warrants with an exercise price of $0.88/share
2
Pro forma as of June 30, 2011 including net proceeds from July 1, 2011 PIPE funding
3
As of June 30, 2011

John B. Whelan
President, CEO & CFO Raven Biotechnologies
Eos Biotechnology
Hewlett Packard/Agilent
Michael A. Adam,
Ph.D.
Senior Vice President &
Chief Operating Officer
Spectrum Pharmaceuticals
Pfizer
Bristol-Myers Squibb
John Barr, Ph.D.
Senior Vice President,
Research and Development
Cortech
Kristin Ficks
Head of Commercial Operations Gemini Healthcare
Celgene
Eisai/MGI Pharma
Management
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 4

A.P. Pharma Highlights
© 2011. A.P. Pharma, Inc. All rights reserved. 5
Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5HT3 anatgonist - granisetron (Kytril ® )
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
APF530 shown to be non-inferior to market leader Aloxi
®
1,341-patient, randomized, controlled, Phase 3 study
Presented at ASCO 2009
Company is addressing issues raised in Complete Response
Letter
End-of-review meetings held in 1Q 2011
Resubmission planned for 1H 2012
APF530 targets a $900 million market opportunity in US alone
Could be second, long-acting, injectable product on market
A.P. Pharma has pipeline of additional products based on its
Biochronomer™ drug delivery technology
September 2011

Product Pipeline
Product
Candidate
Potential
Indication Drug
Target
Duration Preclinical Phase 1 Phase 2 Phase 3 NDA
APF530
Chemotherapy-
induced nausea
and vomiting
Granisetron 5 days
APF112
Post-surgical
pain relief
(opiate-sparing)
Mepivacaine 3 days
APF580
Sustained pain
relief
Buprenorphine 7 days
APF328
Post-surgical
pain and
inflammation
(orthopedic
surgery)
Meloxicam
Up to two
weeks
APF505
Chronic pain
and
inflammation
(osteoarthritis)
Meloxicam
Up to six
weeks
All leverage same polymer technology used in APF530
6 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

APF530 Milestones 2011 - 2012
1Q 2012 2Q 2012 2H 2012
7 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011
Complete validation activities
FDA approval decision
Complete thorough QT and
metabolism study
Complete human factors study
Complete CMC activities
Resubmit APF530 NDA

Clinical Summary 8 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

APF530 Pivotal Phase 3 Study Overview
Randomized, controlled, multi-center study
1,341 patients in primary efficacy population
Two doses of APF530 (5 mg and 10 mg granisetron)
compared to the approved dose of Aloxi
Patients stratified by type of chemotherapy regimen
(moderately or highly emetogenic)
Primary end point compared complete response between
groups in both the acute (day 1) and delayed (days 2-5)
phase
Complete response defined as no emesis and no rescue medications
A ±15% margin was used to establish non-inferiority
9 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

APF530 Phase 3 Study Design
Cycle 1
Cycles
2 to 4
Patient Stratification
(n = 1,341)
Moderately Emetogenic
(n = 634)
Highly Emetogenic
(n = 707)
10 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011
Aloxi
APF530
(5mg)
APF530
(10mg)
Aloxi
APF530
(5mg)
APF530
(10mg)
APF530
(5mg)
APF530
(10mg)
APF530
(5mg)
APF530
(10mg)

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
Aloxi 0.25 mg
APF 5 mg
APF 10 mg
Aloxi 0.25 mg
APF 5 mg
APF 10 mg

-δ̄
+δ̄

a.p.pharma

Primary Efficacy Results: Complete Response
Patients Receiving Moderately Emetogenic Chemotherapy
11 © 2011. A.P. Pharma, Inc. All rights reserved.
Acute Delayed
APF530 5mg
APF530 10mg
Acute
Delayed
Acute
Delayed
Difference in Complete Response
APF530-Aloxi (97.5% CI)
-15 -10 -5 0 5 10 15
September 2011
75
74.8
76.9
57.7
51.4
59.0

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
Aloxi 0.25 mg
APF 5 mg
APF 10 mg
Aloxi 0.25 mg
APF 5 mg
APF 10 mg

-δ
+δ
-15
-10
-5
0
5
10
15

Primary Efficacy Results: Complete Response
Difference in Complete Response
APF530-Aloxi (98.33% CI)
Acute
Acute
Delayed
Delayed
APF530 5mg
APF530 10mg
Patients Receiving Highly Emetogenic Chemotherapy
12 © 2011. A.P. Pharma, Inc. All rights reserved.
Acute Delayed
September 2011
80.7
77.7
81.3
66.4
64.6
68.3

Safety Summary
* >90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction
Reported in Cycle 1
13 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011
Nervous System
Bruising
Erythema (redness)
Nodule (lump)
Pain
Injection Site*
Headache
Serious Adverse Events
Discontinued Due to Adverse Event
Frequent Adverse Events
Constipation
Nausea
Diarrhea
Abdominal pain
Gastrointestinal disorders
APF530 5 mg APF530 10 mg
N % N % N %
1
1
0.2
0.2
0
1
0 0
0 0
0
0.2
62
56
49
21
13.4
12.1
10.6
4.5
72
60
44
13
15.4
12.8
9.4
2.8
62
41
39
28
13.4
8.9
8.4
6.0
31 6.7 47 10.0 45 9.7
78
33
22
16
16.8
7.1
4.7
3.4
93
51
50
33
19.9
10.9
10.7
7.1
41
14
3
5
8.9
3.0
0.6
1.1
Placebo (NaCl)
Aloxi 0.25 mg

APF530’s Efficacy with Difficult Chemo Regimens
14 © 2011. A.P. Pharma, Inc. All rights reserved.
Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
September 2011

Complete Response Rates (%)
100
90
80
70
60
50
40
30
20
10
0
68.3
76.3
79.1
87.2
58.7
54.3
62.2
65.0
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 1
Cycle 2
Cycle 3
Cycle 4

a.p. pharma

APF530’s Sustained Efficacy in Cycles 2-4
© 2011. A.P. Pharma, Inc. All rights reserved. 15
* Sakai et al (Annals of Oncology, Vol. 19 Sept. 2008)
Complete Response Rates for Delayed-onset CINV in Patients Receiving
Highly Emetogenic Chemotherapy
351 315 254 117
100% 90% 72% 33%
240 169 129 94
100% 70% 54% 39%
N =
% of Cycle 1
APF530 10mg Aloxi 0.75mg*
September 2011

Summary of APF530 Phase 3 Results
Non-inferiority to Aloxi was demonstrated
For both acute- and delayed-onset CINV
With both moderately and highly emetogenic chemotherapy
APF530 was safe and well-tolerated
Incidence of adverse events comparable to Aloxi
High response rates were observed in difficult
chemotherapy regimens
A high level of efficacy was maintained through multiple
cycles of chemotherapy
16 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

Regulatory Status and Strategy 17 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

APF530 NDA Status
Submitted NDA in May 2009
Received Complete Response Letter in March 2010
FDA raised issues in three main areas:
Dosing system
Two-syringe system
Chemistry, Manufacturing, and Controls (CMC)
Sterilization
Characterization
Clinical/statistical
Specific studies
Presentation of data
Held end-of-review meetings with FDA in 1Q 2011
Implementing plan to resubmit NDA in 1H 2012
18 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

Outcome of FDA Meetings
Dosing System
Changed to single-syringe system
Single glass syringe for storage and administration
Smaller needle: switch from 1” x 16 gauge to 5/8” x 18 gauge thin-wall
Enhanced dosing instructions
Overall, simpler and more convenient
Non-clinical human factors study planned
Chemistry, Manufacturing, and Controls
Changed from bulk to terminal irradiation
Additional specifications and assays for raw materials, polymer and drug product
Clinical/Statistical
Thorough QT study – Initiated in August 2011
Metabolism study
Revised presentation format for Phase 3 data
No additional clinical efficacy studies requested
19 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

Commercial Opportunity 20 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

U.S. Market Opportunity for APF530
More than 7 million cycles of chemotherapy administered
each year
~27% are highly emetogenic
~46% are moderately emetogenic
Significant unmet medical need for additional therapies to
address delayed-onset CINV
5HT3 antagonists are standard-of-care for CINV
Recommended in treatment guidelines – NCCN, ASCO, ONS
An injectable 5HT3 antagonist is co-administered with more than 90% of moderately and highly emetogenic regimens
APF530 targets a $900 million market opportunity in the
US alone
In 2010, there were 5.14 million vials of injectable 5HT3 antagonists administered for CINV
The average selling price for market leader Aloxi is $179
Sources: Company-sponsored survey and analysis and Wolters Kluwer
21 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

1 Generation 5HT3 Antagonists Study Results
© 2011. A.P. Pharma, Inc. All rights reserved. 22
Moderately Emetogenic Chemotherapy - Ondansetron
Gralla Eisenberg
50% 34%
Highly Emetogenic Chemotherapy
Ondansetron
Granisetron
Aapro Emend Label Studies
Emend
Label
Saito
25% 43% 52% 43% 33% 40%
Average Overall Complete Response* rates
*Overall Complete Response defined as no emesis and no rescue medications during 0 to 120 hours following chemotherapy
September 2011
st
Moderately Emetogenic Chemotherapy ~ 42%
Highly Emetogenic Chemotherapy ~ 39%
Overall Complete Response rates by study:

Aloxi Study Results
© 2011. A.P. Pharma, Inc. All rights reserved. 23
Moderately Emetogenic Chemotherapy
Eisenberg Gralla Grunberg Hajdenberg APPA Ph 3
46% 69% 59% 59% 52%
Highly Emetogenic Chemotherapy
Aapro APPA Ph 3
41% 62%
Average Overall Complete Response rates
Moderately Emetogenic Chemotherapy ~ 57%
Highly Emetogenic Chemotherapy ~ 51%
Overall Complete Response rates by study:
September 2011

Antiemetic Treatment Patterns
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 24
Most chemotherapy patients will undergo 4 to 15 cycles of
chemotherapy
Doctors prefer to administer antiemetics on-site for
moderately and highly emetogenic chemotherapy
Patient compliance is a significant concern
Average cost per CINV event ranges from $4,000 to $5,300
Issues controlling CINV typically appear during the first few cycles
If the initial prevention regimen is not effective, drugs are added and/or changed to address CINV in subsequent
cycles
No long-acting injectable alternative to Aloxi is available to prevent delayed-onset CINV

CINV Market Dynamics

Injectable Drugs for the Prevention of CINV

Number of Package Units Sold by Quarter

800,000

700,000

600,000

500,000

400,000

300,000

200,000

100,000

0

Q2’06 Q3’06 Q4’06 Q1’07 Q2’07 Q3’07 Q4’07 Q1’08 Q2’08 Q3’08 Q4’08 Q1’09 Q2’09 Q3’09 Q4’09 Q1’10 Q2’10 Q3’10 Q4’10 Q1’11 Q2’11

ALOXI ANZEMET KYTRIL KYTRIL Generic (GRANISETRON) ZOFRAN ZOFRAN Generic (ONDANSETRON) EMEND

* US Oncology data added starting Q1’09.

Source: Wolters Kluwer

Usage in CINV estimated based on vial size

September 2011 © 2011. A.P. Pharma, Inc. All rights reserved.

a.p.pharma

25

Aloxi Sales
$ (000's)
450
400
350
300
250
200
150
100
50
0
2004
2005
2006
2007
2008
2009
2010

Aloxi Market Performance
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 26
Zofran went
generic
Pricing
Average Selling Price = $179
Medicare Reimbursement = $189
Wholesale Acquisition Cost ~ $300 - $330
Orange Book Patent Exclusivity
One patent expires April 2015
Three patents expire January 2024

CINV Market Dynamics: Conclusions
Aloxi has gained market share over last 3 years despite
availability of generics for acute-onset CINV
From 48% in 2008 to 56% in 2Q 2011
Kytril was widely used prior to Zofran
®
going generic
High physician acceptance of granisetron
Aloxi dipped 30% when Zofran went generic but then
regained 100% of its lost share two quarters later
NK1 antagonists typically are only used as an adjunct to
5HT3 antatgonists
Injectable Emend
®
units sold less than 10% of injectable units sold for
CINV prevention
27 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

Competitive Landscape
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 28
APF530 would be one of two injectable products approved
for preventing delayed-onset CINV
5HT3 antagonists are standard-of-care
1   generation products have limited effectiveness in preventing delayed-
onset CINV
Patients continue to experience CINV despite currently available products
Most chemotherapy patients will undergo 4 to 15 cycles of chemotherapy
Large Phase III study supporting APF530’s use
Non-inferior efficacy to Aloxi
Similar safety profile to granisetron and Aloxi
High response rates were observed in difficult chemotherapy regimens
A high level of efficacy was maintained through multiple cycles of chemotherapy
st

APF530 Commercialization Strategy
A.P. Pharma owns worldwide rights to APF530
APF530 can be commercialized with a compact
commercial infrastructure targeting oncologists
Company to evaluate partnering opportunities before and
after FDA approval
29 © 2011. A.P. Pharma, Inc. All rights reserved. September 2011

Financial Summary
September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 30
Completed $24MM PIPE in July 2011
Current resources expected to fund company into 2013
Summary Statement of Operations
(In thousands, except per share data)
Six Months Ended
June 30, 2011
Revenue $      646
Operating expenses 3,501
Other income (expenses)
1
(496)
Net loss $ (3,351)
Net loss per share
2
$   (0.08)
Condensed Balance Sheet Data
(In thousands)
June 30, 2011 Dec 31, 2010
Cash and cash equivalents $ 21,331
3
$ 2,109
Working capital $ 18,626   $    941
Total assets $ 22,121 $ 2,911
Total stockholders’ equity $ 18,892 $ 1,316
1 Includes discontinued operations
2 Based on 40.1 million weighted average common shares outstanding
3 Includes $20.3 million in advance proceeds received in June 2011

A.P. Pharma Highlights
© 2011. A.P. Pharma, Inc. All rights reserved. 31
Lead product candidate, APF530, is long-acting, injectable
product for chemotherapy-induced nausea and vomiting (CINV)
Incorporates widely used 5HT3 antagonist - granisetron (Kytril ® )
5-day delivery profile
Reduces both acute- and delayed-onset CINV with single injection
APF530 shown to be non-inferior to market leader Aloxi
®
1,341-patient, randomized, controlled, Phase 3 study
Presented at ASCO 2009
Company is addressing issues raised in Complete Response
Letter
End-of-review meetings held in 1Q 2011
Resubmission planned for 1H 2012
APF530 targets a $900 million market opportunity in US alone
Could be second, long-acting, injectable product on market
A.P. Pharma has pipeline of additional products based on its
Biochronomer™ drug delivery technology

Thank You A.P. Pharma, Inc. OTCQB: APPA.PK September 2011 © 2011. A.P. Pharma, Inc. All rights reserved. 32